Experience Art And Design, Inc. Executes Asset Purchase Agreement
To Acquire Green Dry Cleaning Processing Plant

This single location can generate $750,000 at full capacity.
One Hub will be able to generate 4 times the revenue of this location.

LAS VEGAS, NV / August 8, 2016 / Experience Art & Design, Inc. (OTC: EXAD) On August 3, 2016 executed an Asset Purchase Agreement (APA) with the Seller to acquire a green dry cleaning processing plant on the East Coast of the United States. The operation will be re-branded under Metropolitan Dry Cleaners.

The processing plant currently averages 7,000 pieces per month with an average ticket price of $5.00 per piece, and has seen consistent increases in monthly revenues since August of 2014. Current operations include both drop-off and pick-up services of both Dry Cleaning and Laundry services, catering to a higher-end income demographic.

Metropolitan has begun the process of finding a warehouse to act as its hub to service corporate-owned and existing drop-off locations.  Metropolitan will offer discounts to existing drop-off locations in exchange for a long-term service contract and a re-branding of the location under the Metropolitan name.  This gives the plant two feeder streams to increase the total number of items processed per month with very minimal expense to Metropolitan.

The revised corporate strategy allows Metropolitan unlimited growth potential without the need for heavy capital outlays that would otherwise be required to purchase existing revenue.  Instead the Company can use capital to heavily market its brand name through, wrapped vehicles, billboards, buses, online, direct marketing-to-consumer and drop centers, and loyalty programs.

Experience Art & Design, Inc., in compliance with SEC regulations, may in the future use social media outlets like Facebook or Twitter and its own website to announce key information in compliance with Reg FD.

For additional information about this release please contact:

Investor Relations:

info@metropolitandrycleaners.com

http://www.metropolitandrycleaners.com

Forward-Looking Statements

This news release contains "forward-looking statements" as that term is defined in Section 27(a) of the United States Securities Act of 1933, as amended and Section 21(e) of the Securities Exchange Act of 1934, as amended. Statements in this press release which are not purely historical are forward-looking statements and include any statements regarding beliefs, plans, expectations or intentions regarding the future. Such forward-looking statements include, among other things, estimates of dry cleaning services and equipment markets, release of corporate apps, global dry cleaning services and equipment markets, growth of platform, target markets, product releases, product demand and, business strategy. Actual results could differ from those projected in any forward-looking statements due to numerous factors. Such factors include, among others, the inherent uncertainties associated with new projects and development stage companies. These forward-looking statements are made as of the date of this news release, and we assume no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements. Although we believe that any beliefs, plans, expectations and intentions contained in this press release are reasonable, there can be no assurance that any such beliefs, plans, expectations or intentions will prove to be accurate. Investors should consult all of the information set forth herein and should also refer to the risk factors disclosure outlined in our annual report on Form 10-K for the most recent fiscal year, our quarterly reports on Form 10-Q and other periodic reports filed from time-to-time with the Securities and Exchange Commission.

Details of the Company's business, finances, appointments and agreements can be found as part of the Company's continuous public disclosure as a reporting issuer under the Securities Exchange Act of 1934 filed with the Securities and Exchange Commission's EDGAR database.